TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of the outstanding common shares of Mann-India Technologies Private Ltd., (“Mann”) on May 16, 2019 by TraqIQ, Inc. (“Traq” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

In May 2019, Traq, a California corporation entered into a Share Exchange Agreement (the “Exchange Agreement”) with Mann, whereby as consideration for the transaction:

(a)	Traq is to deliver 1,329,272 warrants valued at $486,912 (value of $.3663 per warrant based on a $10mm valuation of Traq) in three tranches in the next two years. The warrants have criteria attached to them and can be reduced if certain earning figures are not achieved by Mann.
(b)	Traq is to assume debt of $144,088 from Mann.
(c)	Traq is to pay $270,000 of accounts payable.

The transaction is being accounted for as an acquisition of Mann.

As a result of the transaction effected by the Exchange Agreement, at closing Mann became a wholly owned subsidiary of the Company.

The following unaudited pro forma consolidated statement of operations for three months ended March 31, 2019 and the year ended December 31, 2018 of the Company and Mann gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at March 31, 2019 assumes the effects of the above as if this transaction had occurred as of January 1, 2018.

TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited financial statements as of and for the year ended December 31, 2018 and the audited consolidated financial statements of Mann as of and for the year ended December 31, 2018.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

TRAQIQ, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND

FOR THE YEAR ENDED DECEMBER 31, 2018

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Mann is being accounted for as a business combination, whereby Traq is the acquirer.

NOTE B – ADJUSTMENT

(a)	To record the acquisition of Mann-India which includes the adjustment of certain amounts to their respective fair values.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of March 31, 2019:

Traq Weighted Average Shares Outstanding	27,297,960

Shares issued to acquire Mann	1,329,272

Pro forma shares outstanding	28,627,232

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2019

	TRAQ	MANN		ADJUSTMENTS			CONSOLIDATED
ASSETS

CURRENT ASSETS
Cash	$1,517	$1,210					$2,727
Accounts receivable, net of allowance	11,494	593,592					605,086
Accrued revenue	-	7,954					7,954
Other current assets	-	166,496					166,496

Total current assets	13,011	769,252					782,263

Property and equipment, net	-	72,055					72,055
Intangible assets, net	-	1,043,930					1,043,930
Goodwill	-	-	A	756,912			756,912
Lease right-of-use asset	-	579,446					579,446
Restricted cash	-	248,706					248,706
Long-term investments	-	42,914					42,914
Other assets	-	38,548					38,548

Total non-current assets	-	2,025,599					2,782,511

TOTAL ASSETS	$13,011	$2,794,851		$756,912		$-	$3,564,774

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$31,196	$71,195					$102,391
Current portion of long-term debt - related parties	921,655	-					921,655
Current portion of convertible debt - long-term debt	241,334	-					241,334
Cash overdraft	-	593,496			B	270,000	863,496
Accounts payable and accrued expenses	584,513	158,473					742,986
Current portion of lease liabilities	-	117,545					117,545
Accrued payroll	-	274,677					274,677
Other current liabilities	-	67,610					67,610

Total current liabilities	1,778,698	1,282,996					3,331,694

NON-CURRENT LIABILITIES
Other liabilities	-	3,342					3,342
Accrued payroll and related benefits - long-term	-	85,816					85,816
Lease liabilities - net of current portion	-	467,662					467,662
Deferred tax liabilites, net - long-term	-	142,351					142,351
Long-term debt, net of current portion	-	22,339					22,339

Total non-current liabilities	-	721,510					721,510

COMMITMENTS AND CONTINGENCIES	-	-					-

Total liabilities	1,778,698	2,004,506					4,053,204

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock	5	-					5
Common Stock	2,730	52,092			A	13	54,835
Additional paid-in-capital	12,355	1,002,875			A	486,899	1,502,129
Accumulated other comprehenive income (loss)	-	17,668					17,668
Accumulated deficit	(1,780,777)	(282,290)		-			(2,063,067)

Total stockholders’ equity (deficit)	(1,765,687)	790,345					(488,430)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$13,011	$2,794,851		$-		$756,912	$3,564,774

Adjustment Notes

A	Recod warrants issued in acquisition and reflect the exercise of those warrants effective on date of acquisition
B	The $270,000 paid by Traq to acquire Mann

F-1

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2019

	TRAQ	MANN	ADJUSTMENTS		CONSOLIDATED
REVENUES
Revenue from services	$5,565	$315,093			$320,658

	5,565	315,093			320,658

COST OF REVENUES
Cost of services	4,071	194,404			198,475
	4,071	194,404			198,475

GROSS PROFIT	1,494	120,689			122,183

OPERATING EXPENSES:
Salaries and salary related costs	600	-			600
Professional fees and consulting	46,843	-			46,843
General and administrative	16,050	22,320			38,370
Depreciation and amortization	-	49,995			49,995
Rent	285	-			285

Total operating expenses	63,778	72,315			136,093

Gain (Loss) from operations	(62,284)	48,374			(13,910)

OTHER EXPENSE:
Other income (loss)	-	386			386
Interest expense, net of interest income	(44,050)	(15,174)			(59,224)
Other income (expense), net	(44,050)	(14,788)			(58,838)

Loss from before provision for income taxes	(106,334)	33,586			(73,134)

PROVISION FOR INCOME TAXES	(668)	2,521			1,853

NET LOSS	$(107,002)	$36,107			$(71,281)

NET LOSS PER SHARE
Basic	$(0.00)	$0.11			$(0.00)
Diluted	$(0.00)	$0.11			$(0.00)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE
Basic	27,297,960	322,088	A	1,329,272	28,627,232
Diluted	27,297,960	322,088	A	1,329,272	28,627,232

Adjustment Notes

A	Adjust outstanding shares for the 1,329,272 warrants that are assumed to be immediately exercised into shares of common stock

F-2

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA STATEMENTS OF OPERATIONS

Year Ended December 31, 2018

	TRAQ	MANN	ADJUSTMENTS		CONSOLIDATED
REVENUES
Revenue from services	$181,318	$1,055,347			$1,236,665

	181,318	1,055,347			1,236,665

COST OF REVENUES
Cost of services	179,086	732,580			911,666
	179,086	732,580			911,666

GROSS PROFIT	2,232	322,767			324,999

OPERATING EXPENSES:
Salaries and salary related costs	18,669	-			18,669
Professional fees and consulting	158,168	-			158,168
General and administrative	86,793	311,481			398,274
Depreciation and amortization	-	224,276			224,276
Product development	-	102,626			102,626
Rent	2,331	-			2,331

Total operating expenses	265,961	638,383			904,344

Loss from operations	(263,729)	(315,616)			(579,345)

OTHER INCOME (EXPENSE):
Other income	25,000	1,010			26,010
Forgiveness of debt	11,330	-			11,330
Interest expense, net of interest income	(170,462)	(91,683)			(262,145)
Other income (expense), net	(134,132)	(90,673)			(224,805)

Loss from before provision for income taxes	(397,861)	(406,289)			(804,150)

PROVISION FOR INCOME TAXES	-	77,877			77,877

NET LOSS	$(397,861)	$(328,412)			$(726,273)

NET LOSS PER SHARE
Basic	$(0.01)	$(1.08)			$(0.03)
Diluted	$(0.01)	$(1.08)			$(0.03)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE
Basic	27,297,960	304,455	A	1,329,272	28,627,232
Diluted	27,297,960	304,455	A	1,329,272	28,627,232

Adjustment Notes

A	Adjust outstanding shares for the 1,329,272 warrants that are assumed to be immediately exercised into shares of common stock

F-3